                            SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                    EDUCATIONAL DEVELOPMENT CORPORATION
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    EDUCATIONAL DEVELOPMENT CORPORATION
- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:

    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ----------------------------------------------------------------------------



    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------


    (5) Total fee paid:

    ---------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------


    (3) Filing Party:

    ---------------------------------------------------------------------------


    (4) Date Filed:

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Notes:

                      EDUCATIONAL DEVELOPMENT CORPORATION
                        10302 EAST 55TH PLACE, SUITE B
                         TULSA,  OKLAHOMA  74146-6515

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 27, 1995
                   ----------------------------------------

TO THE SHAREHOLDERS OF
  EDUCATIONAL DEVELOPMENT CORPORATION:

    The 1995 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held July 27, 1995, at 2:00 P.M., at the Company's headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma, for the following purposes:

    1.  To elect one nominee as Class III Director;
    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record at the close of business on June 15, 1995 are entitled to notice of and to vote at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS
                                   [SIGNATURE OF RANDALL W. WHITE APPEARS HERE]
                                   RANDALL W. WHITE
                                   CHAIRMAN OF THE BOARD AND
                                   PRESIDENT


TULSA,  OKLAHOMA
JUNE 23, 1995

                      EDUCATIONAL DEVELOPMENT CORPORATION
                        10302 EAST 55TH PLACE, SUITE B
                         TULSA,  OKLAHOMA  74146-6515

                   ----------------------------------------
                                PROXY STATEMENT
                  ----------------------------------------

  This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Company's headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515, on Thursday, July 27, 1995, commencing at 2:00 P.M., and at all continuations and adjournments
thereof.   This Proxy Statement and accompanying form of Proxy are first being mailed to shareholders on or about June 23, 1995.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 2,258,247 shares, which was the number outstanding as of June 15, 1995, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

  As of June 15, 1995, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

NAME AND ADDRESS OF               AMOUNT OF BENEFICIAL          PERCENT OF
 BENEFICIAL OWNER                      OWNERSHIP                CLASS (1)

   Randall W. White
   10385 South 76th E. Ave.
   Tulsa, Oklahoma  74133                399,709 (2)               15.6%

   Robert D. Berryhill
   P.O. Box 740125
   Tulsa, Oklahoma  74147-0125           181,000 (3)                8.0%

- - ---------------
(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.
(2) Includes 305,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.
(3) Includes 10,000 shares as to which Mr. Berryhill has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

     As of June 15, 1995, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


    NAMES OF DIRECTORS AND                AMOUNT OF BENEFICIAL                 PERCENT OF
NOMINEES AND IDENTITY OF GROUP                 OWNERSHIP                       CLASS (1)
   G. Dean Cosgrove                              10,000 (2)                       .4%
   John M. Lare                                  10,000                           .4%
   James F. Lewis                                32,239                          1.4%
   Robert D. Berryhill                          181,000 (2)                      8.0%
   Randall W. White                             399,709 (3)                     15.6%
   All directors and executive officers         728,720 (4)                     27.5%
    as a group (7 persons)

(1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

(2) Includes 10,000 option shares as to which Mr. Cosgrove and Mr. Berryhill each has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(3) Includes 305,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

(4) Includes 395,000 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBER OF DIRECTORS

       The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen
(15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.

                             ELECTION OF DIRECTORS

       In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class III directors expires at the annual meeting of shareholders to be held on July 27, 1995, the term of office of Class I directors expires at the annual meeting of shareholders in 1996 and the term of office of Class II directors expires at the annual meeting of shareholders in 1997. At the Annual Meeting of Shareholders announced herein, one director shall be chosen to serve as Class III director. He will be elected for a full term of office expiring at the annual meeting of shareholders in 1998, and will serve until a successor is duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of proxy will vote the shares represented thereby for the following nominee designated by the Board of Directors to serve as Class III director. Although it is not anticipated that the nominee will be unwilling or unable to serve, if any nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee or nominees proposed by the Board of Directors. The business experience shown for the nominee has been his principal occupation for at least the past five years.

     The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote withheld on the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.


                                    NOMINEE


         DIRECTOR
NAME AND BUSINESS EXPERIENCE                              AGE     CLASS    SINCE
- - ----------------------------                              ---     -----    -----
RANDALL W. WHITE                                           53      III     1984
 Chairman of the Board of EDC since September 1986,
 President of EDC since January 1986, and Treasurer of
 EDC since February 1984. From February 1980 until
 joining EDC in January 1983, Mr. White served as the
 Chief Financial Officer of Nicor Drilling Company,
 Tulsa, Oklahoma, an oil and gas drilling company.

                             CONTINUING DIRECTORS


         DIRECTOR
NAME AND BUSINESS EXPERIENCE                              AGE     CLASS    SINCE
- - ----------------------------                              ---     -----    -----
ROBERT D. BERRYHILL                                        49       II     1986
 Private Investor. Vice Chairman of the Board of EDC
 since October 1986. He was President of Original Chili
 Bowl, Inc., Tulsa, Oklahoma, a food manufacturing
 business, from August 1965 until January, 1992, and was
 Vice President thereof for five years prior to his
 election as President.

G. DEAN COSGROVE                                           61       II     1986
 Independent Consultant since 1985. He served as
 Financial Vice President and Treasurer of Mapco Inc.,
 Tulsa, Oklahoma, an energy company, from May 1984 until
 July 1985, and served as Vice President and Treasurer
 thereof from January 1981 until May 1984. He is
 Chairman of the Board of Tulsa Regional Medical Center.

JOHN M. LARE                                               48        I     1986
 President of Pegasus Foods, Inc., an owner and operator
 of Mexican quick service restaurants since March, 1995.
 From October, 1992 to January, 1995, Mr. Lare was a
 Director and Vice President - Finance and
 Administration for Webco Industries, Inc., a
 manufacturer and distributor of steel tubing. From 1989
 to October 1992, Mr. Lare was a Principal for Pegasus
 Venture Capital and the Argent Group, investment
 banking and leverage buyout firms.

JAMES F. LEWIS                                            54         I     1992

 CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil
 Capital Electric Inc., KBL Inc., FCE Inc., OMNI
 Mechanical Services, Engineering Design Group Inc. and various real estate holdings. He has been the CEO for the past twenty-four years. He serves on the Oklahoma
 Bank IV advisory board of directors.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  During the fiscal year ended February 28, 1995, the Board of Directors held three meetings. Each director attended all meetings of the Board of Directors.

  The only standing committees of the Board of Directors are described as follows:

 (i) The Executive Committee/Compensation Committee is responsible for assisting management in establishing long-range plans, budgets, marketing and development plans and compensation policies for employees. This Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the Incentive Stock Option Plan of 1981. The Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this Committee were held during the fiscal year ended February 28, 1995, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meeting.

(ii) The Audit Committee is responsible for the evaluation of the internal audit staff and procedures, for the review of reports of external auditors and for liaison with the external auditing firm. The Committee consists of Messrs. Lewis and Lare. No separate meetings of this Committee were held during the fiscal year ended February 28, 1995, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meeting.


  The Board of Directors has no nominating committee.


                           COMPENSATION OF DIRECTORS

  As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person.
Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.


                         COMPLIANCE WITH SECTION 16(A)

  Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 1995. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 1995, all
Section 16(a) filing requirements were satisfied, except the following: John M. Lare, a director of the Company, failed to file on a timely basis one report relating to one transaction; Randall W. White, a director and an executive officer of the Company, failed to file on a timely basis one report relating to one transaction; Kathleen M. Hannagan, an executive officer of the Company, failed to file on a timely basis one report relating to one transaction; W. Curtis Fossett, an executive officer of the Company, failed to file on a timely basis one report relating to one transaction.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 1995, February 28, 1994 and February 28, 1993.


                          SUMMARY COMPENSATION TABLE

                                                                      LONG TERM COMPENSATION
                                                                   ------------------------------
                                       ANNUAL COMPENSATION             AWARDS         PAYOUTS
                                   --------------------------------------------------------------
NAME                                                       OTHER                                      ALL
AND                                                        ANNUAL    RESTRICTED     #                OTHER
PRINCIPAL                     FISCAL                       COMPEN-     STOCK     OPTIONS/   LTIP     COMPEN-
POSITION                       YEAR    SALARY     BONUS   SATION(1)   AWARDS       SARs    PAYOUTS   SATION
- - -----------------------------------------------------------------------------------------------------------------
Randall W. White               1995   $90,000    $20,000    -0-         -0-      20,000     -0-       -0-
Chairman of the                1994   $77,500    $20,000    -0-         -0-      30,000     -0-       -0-
Board, President               1993   $75,000    $20,000    -0-         -0-        -0-      -0-       -0-
and Treasurer

(1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

          OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 28, 1995
                    AND OPTION VALUES AT FEBRUARY 28, 1995

  The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 28, 1995, and the number and value of unexercised stock options held by him at the end of the fiscal year.

                                                                                 VALUE OF
                                                        NUMBER OF               UNEXERCISED
                                                       UNEXERCISED              IN-THE-MONEY
                                                         OPTIONS                  OPTIONS
                    SHARES ACQUIRED       VALUE        AT FY - END              AT FY - END
NAME                  ON EXERCISE        REALIZED   FEBRUARY 28, 1995 (1)   FEBRUARY 28, 1995 (2)
- - -------------------------------------------------------------------------------------------------
Randall W. White         -0-               -0-            305,000               $3,782,500


(1)  All unexercised options were exercisable as of February 28, 1995.

(2) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 1995 and (b) the per Share Option exercise price.

                              EMPLOYMENT CONTRACTS

     The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 1997 and provides for minimum annual compensation of $90,000 plus additional salary of $20,000 if profit before taxes exceeds $600,000 for the fiscal year.


                             REVOCABILITY OF PROXY

     A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.


                         SPECIFICATIONS BY SHAREHOLDERS

     Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.


                            SOLICITATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Any shareholder proposal to be presented at the 1996 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 4, 1996. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.


               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche LLP audited the financial statements of the Company for the fiscal year ended February 28, 1995. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants and auditors to make an audit of the financial statements of the Company for fiscal year ending February 28, 1996. A representative of Deloitte & Touche LLP is expected to be present at the meeting. Such representative will be afforded an opportunity to make a statement on behalf of said firm and will be available to respond to appropriate questions.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 1995. Shareholders are referred to such Report for information about the Company's business and activities, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515.


                                 OTHER MATTERS

     Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.


                         BY ORDER OF THE BOARD OF DIRECTORS


                         [SIGNATURE OF RANDALL W. WHITE APPEARS HERE]

                         RANDALL W. WHITE
                         CHAIRMAN OF THE BOARD AND PRESIDENT



TULSA, OKLAHOMA
JUNE 23, 1995

                       EDUCATION DEVELOPMENT CORPORATION
             10302 EAST 55TH PLACE, SUITE B, TULSA, OKLAHOMA 74146
                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.
                 ANNUAL MEETING OF SHAREHOLDERS, JULY 27, 1995

   The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at its corporate headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma, on July 27, 1995 at 2:00 o'clock P.M., local time, and at any adjournments.


                          (Continued on reverse side)

1. UPON THE ELECTION OF DIRECTORS:   The nominee for Class III Director is:
                                     Randall W. White

FOR the listed      WITHHOLD         (INSTRUCTION: To withhold authority to
  nominee           AUTHORITY        vote for any individual nominee, write
                   to vote for       that nominee's name in the space provided)
                  listed nominee
                                     ------------------------------------------


THE FOREGOING IS AS SET FORTH IN THE NOTICE OF SAID MEETING AND IN THE ACCOMPANYING PROXY STATEMENT, RECEIPT OF WHICH ARE HEREBY ACKNOWLEDGED.
THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.
   THE BOARD OF DIRECTORS KNOW OF NO OTHER PROPOSALS TO COME BEFORE THIS MEETING. IF ANY OTHER MATTERS COULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

                                      The undersigned hereby revokes any Proxy heretofore given, and ratifies all that said Proxies may lawfully do or cause to be done by virtue hereof.

                                      DATED:_____________________________, 1995

                                      ----------------------------------- L.S.

                                      ----------------------------------- L.S.
                                      IMPORTANT: Please sign exactly as your
                                      name or names appear on this Proxy and
                                      when signing as attorney, executor,
                                      administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership please sign in partnership name by authorized person(s).
                                               PLEASE SIGN THIS SIDE

- - ----------------------------------------------
 "PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- - ----------------------------------------------